Business Combinations and Divestments (Tables)	12 Months Ended
Dec. 31, 2025
Plasma centers acquired from Immunotek
Business Combinations and Divestments
Schedule of detailed information about business combination

	Millions of Euros	Millions of US Dollar
Consideration	268	281
Advance payment	(134)	(140)
Net consideration	134	141
Step-up of net assets adquired[1]	—	—
Goodwill	268	281
Adjustments from acquisition [2]	(27)	(28)
Goodwill, net of adjustments	241	253

[1]There is no revaluation of net assets since the fair value of the same does not differ from their carrying value, which was previously recognized in the consolidated financial statements in the context of a joint operation.

[2]The adjustments resulting from the acquisition relate primarily to the elimination of the net balance payable that the silos maintained with ImmunoTek. Such balances are the accumulated losses from the silos, which are allocated to ImmunoTek in accordance with the terms of the contract.

Group 1 centers and Group 2 centers
Business Combinations and Divestments
Schedule of detailed information about business combination

	Millions of Euros	Millions of US Dollar
Consideration paid	246	266
Step-up of net assets [1]	—	—
Goodwill	246	266
Adjustments from the acquisition [2]	(10)	(10)
Goodwill, net of adjustments	236	256

[1]There is no step-up of net of assets since the fair value and the carrying amount do no differ significantly. Additionally, the net assets were previously recognized in the consolidated financial statements as part of the joint operation.

[2]The adjustments resulting from the acquisition correspond mainly to the elimination of the net balance payable that the silos maintained with Immunotek. The net amount represents the accumulated losses from the silos, which were allocated to Immunotek in accordance with the terms of the contract (see note 10)